UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

ION ACQUISITION CORP 3 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40372	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

89 Medinat Hayhudim Street Herzliya, Israel	4676672
(Address of principal executive offices)	(Zip Code)

+975 (9) 970-3620

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	IACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2022, ION Acquisition Corp 3 Ltd. (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 24,204,546 (74.75%) of the Company’s issued and outstanding ordinary shares held of record at the close of business on October 21, 2022, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business. The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022 (as supplemented from time to time, the “Proxy Statement”).

Proposal 1. The Charter Amendment Proposal - RESOLVED, as a special resolution, that the existing amended and restated memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement. The approval of this resolution is intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes unless otherwise required by applicable law.

For	Against	Abstain	Broker Non-Votes
24,204,546	0	0	N/A

Proposal 2. The Trust Amendment Proposal - RESOLVED, that, conditional upon the effectiveness of the second amended and restated memorandum and articles of association of the Company, the amendment to the Investment Management Trust Agreement, dated April 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to the date of the extraordinary general meeting be and is hereby authorized and approved.

For	Against	Abstain	Broker Non-Votes
24,204,546	0	0	N/A

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on November 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2022

ION ACQUISITION CORP 3 LTD.

By:	/s/ Anthony Reich
Name:	Anthony Reich
Title:	Chief Financial Officer

2